SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

July 27, 2004

(Date of earliest event reported)

ABGENIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24207	94-3248826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

6701 Kaiser Drive

Fremont, California 94555

(Address of principal executive offices) (Zip Code)

(510)-284-6500

Registrant’s telephone, including
area code:

(Former name and former address,
if changed since last report)

Item 7.                                                           Financial Statements and Exhibits.

(c)                                            Exhibits.

Exhibit No.	Description

99.1	Press Release of Abgenix, Inc. dated July 27, 2004

Item 12.                                      Disclosure of Results of Operations and Financial Condition.

On July 27, 2004, Abgenix, Inc. issued a press release to report the company’s financial results for the second quarter ended June 30, 2004. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABGENIX, INC.

Dated: July 27, 2004	By:	/s/ RAYMOND WITHY
Raymond M. Withy, Ph.D.
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of Abgenix, Inc. dated July 27, 2004